EXHIBIT 4.1

COMMON STOCK	FORM E	COMMON STOCK

FORM OF CERTIFICATE FACE

Your document will be typeset with the following information. Mark any changes required and submit this form along with forms A thru D.

[Your Company Logo. Please refer to the instructions on form G for submitting artwork.]

COMPANY NAME

INCORPORATED UNDER THE LAWS OF THE STATE OF

CUSIP NUMBER SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $             PAR VALUE PER SHARE, OF

COMPANY NAME

Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate property endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

COUNTERSIGNED AND REGISTERED [TRANSFER AGENT] TRANSFER AGENT AND REGISTRAR

BY
AUTHORIZED

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

[FACSIMILE SEAL

TO APPEAR HERE]

[FACSIMILE SIGNATURE TO APPEAR HERE] [TITLE]	[FACSIMILE SIGNATURE TO APPEAR HERE] [TITLE]

CONTINENTAL BANKNOTE

COMPANY, LLC

FORM F

FORM OF THE CERTIFICATE BACK

Your document will be typeset with the following information. Please mark any changes and/or inserts you require to the following text:

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*For Value received, set assign and transfer unto hereby

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

?????????????????????????????????

Shares

of the represented by the within Certificate, and notes, hereby irrevocably constitute and appoint Stock

Attorney
to transfer the said stock on the ??? of the within named Corporation with full power of substitution ?? the premises

Dated
X

X
		NOTICE	??????????

Signature(s) Guaranteed

By

THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR

INSTITUTION (BANKS, STOCK BROKERS, SAVINGS AND LOAN ASSOCIATIONS

AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE

GUARANTEE ,MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17?? 15